Exhibit 10.9

PROMISSORY NOTE EXTENSION AGREEMENT

THIS UNSECURED PROMISSORY NOTE EXTENSION AGREEMENT ("Agreement" or the “Amendment”) is made and entered into effective as of November 09, 2013, by and between the Borrower, Brekford Corp., a Delaware corporation (“Borrower”) whose principal business address is located at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076 and CB. Brechin an individual person (the “Lender”). Lender and all other or subsequent holders of this promissory note are referred to as a “Holder”.

WHEREAS, the Borrower delivered to the Lender a Promissory Note, dated November 9, 2009, in the original principal amount of $250,000, a copy of which is attached hereto as Annex A and made a part hereof by reference, (collectively, the “Promissory Note” or “Note”);

       WHEREAS, the Note matured on November 09, 2013, and the parties hereto have entered into this Agreement for purposes of extending the maturity date of the Note.

           NOW, THEREFORE, for valuable consideration, the parties hereto agree as follows:

         1.       PRINCIPAL BALANCE. The outstanding principal amount due under the Note is currently Two hundred and fifty thousand dollars ($250,000). The Borrower shall continue to pay monthly interest payments to the Lender under the terms of the Note until the Due Date, as amended hereby.

         2.       MATURITY DATE.  The Maturity Date as defined in the Note is hereby extended to November 9, 2014. As of this date, all principal and interest remaining outstanding shall be paid in full without further notice or demand.

NOW THEREFORE, in consideration of the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties intending to be legally bound hereby agree as follows:

1.           Incorporation of Recitals.  The foregoing recitals are true and correct and are incorporated herein by reference.

2.           Terms.  All capitalized terms used herein, unless otherwise defined herein, shall have the meaning set forth in the Promissory Note, as defined in and modified by the Amendment.

3.           Payment Terms.  The maturity date shall be amended to reflect that Borrower agrees to pay the unpaid principal balance of this Note and all accrued and unpaid interest on the date that is the earlier of (i) November 9, 2014 or (ii) ten (10) business days from the date of closing by Borrower of any equity financing generating gross proceeds in the aggregate amount of not less than Five Million Dollars ($5,000,000) (the “Maturity Date”).  Borrower may prepay all or any part of interest or principal at any time without penalty with written notice to Holder; provided however, that the Holder shall have the right to convert the Note or portion thereof to be prepaid in accordance with Section 3 of the Promissory Note prior to such prepayment by Borrower.  In such event, the Note or portion thereof so converted shall be deemed satisfied, and the Borrower will have no further obligation under the Note with respect to such converted portion in any way other than to issue the Shares.

4.           Amended Conversion Rights.                                                      The Holder’s conversion rights shall be amended to reflect that the Holder, at his option, so long as any portion of this Note remains outstanding, may elect to convert any outstanding and unpaid principal portion of this Note, and any accrued and unpaid interest (the date of delivery of a completed Notice of Conversion in the form annexed to the Promissory Note to the Borrower’s Vice President of Finance being a “Conversion Date”) into shares (“Shares”) of the Borrower’s common stock, par value $.0001 per share (“Common Stock”), at a price of fourteen cents ($0.14) per Share (the “Conversion Price”), subject to adjustment as provided in Section 3(b) in the Promissory Note.

5.           Conflict between the Promissory Note and this Amendment.  In the event of any conflict between the terms and provisions of the Promissory Note and the terms and provisions of this Amendment, the terms and conditions of this Amendment shall govern.

6.           Ratification of Promissory Note. Except as amended by this Amendment, the Promissory Note remains in full force and effect.

7.           Counterparts.  This Amendment may be executed in several counterparts, each of which shall be deemed an original but all constituting only one agreement.  All executed facsimile copies of this Amendment shall have the same force and effect as an executed original.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been executed and delivered by the Borrower as of the date and year first above written.

BREKFORD CORP.

		By:	/s/ Rodney Hillman
Name: Rodney Hillman
Title: Chief Operating Officer

Accepted and Agreed:

By:	/s/ C.B. Brechin
Name:	C.B. Brechin

Annex A

Promissory Note

PROMISSORY NOTE EXTENSION AGREEMENT

THIS UNSECURED PROMISSORY NOTE EXTENSION AGREEMENT ("Agreement" or the “Amendment”) is made and entered into effective as of November 09, 2013, by and between the Borrower, Brekford Corp., a Delaware corporation (“Borrower”) whose principal business address is located at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076 and Scott Rutherford an individual person (the “Lender”). Lender and all other or subsequent holders of this promissory note are referred to as a “Holder”.

WHEREAS, the Borrower delivered to the Lender a Promissory Note, dated November 9, 2009, in the original principal amount of $250,000, a copy of which is attached hereto as Annex A and made a part hereof by reference, (collectively, the “Promissory Note” or “Note”);

       WHEREAS, the Note matured on November 09, 2013, and the parties hereto have entered into this Agreement for purposes of extending the maturity date of the Note.

           NOW, THEREFORE, for valuable consideration, the parties hereto agree as follows:

         1.       PRINCIPAL BALANCE. The outstanding principal amount due under the Note is currently Two hundred and fifty thousand dollars ($250,000). The Borrower shall continue to pay monthly interest payments to the Lender under the terms of the Note until the Due Date, as amended hereby.

         2.       MATURITY DATE.  The Maturity Date as defined in the Note is hereby extended to November 9, 2014. As of this date, all principal and interest remaining outstanding shall be paid in full without further notice or demand.

NOW THEREFORE, in consideration of the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties intending to be legally bound hereby agree as follows:

1.           Incorporation of Recitals.  The foregoing recitals are true and correct and are incorporated herein by reference.

2.           Terms.  All capitalized terms used herein, unless otherwise defined herein, shall have the meaning set forth in the Promissory Note, as defined in and modified by the Amendment.

3.           Payment Terms.  The maturity date shall be amended to reflect that Borrower agrees to pay the unpaid principal balance of this Note and all accrued and unpaid interest on the date that is the earlier of (i) November 9, 2014 or (ii) ten (10) business days from the date of closing by Borrower of any equity financing generating gross proceeds in the aggregate amount of not less than Five Million Dollars ($5,000,000) (the “Maturity Date”).  Borrower may prepay all or any part of interest or principal at any time without penalty with written notice to Holder; provided however, that the Holder shall have the right to convert the Note or portion thereof to be prepaid in accordance with Section 3 of the Promissory Note prior to such prepayment by Borrower.  In such event, the Note or portion thereof so converted shall be deemed satisfied, and the Borrower will have no further obligation under the Note with respect to such converted portion in any way other than to issue the Shares.

4.           Amended Conversion Rights. The Holder’s conversion rights shall be amended to reflect that the Holder, at his option, so long as any portion of this Note remains outstanding, may elect to convert any outstanding and unpaid principal portion of this Note, and any accrued and unpaid interest (the date of delivery of a completed Notice of Conversion in the form annexed to the Promissory Note to the Borrower’s Vice President of Finance being a “Conversion Date”) into shares (“Shares”) of the Borrower’s common stock, par value $.0001 per share (“Common Stock”), at a price of fourteen cents ($0.14) per Share (the “Conversion Price”), subject to adjustment as provided in Section 3(b) in the Promissory Note.

5.           Conflict between the Promissory Note and this Amendment.  In the event of any conflict between the terms and provisions of the Promissory Note and the terms and provisions of this Amendment, the terms and conditions of this Amendment shall govern.

6.           Ratification of Promissory Note. Except as amended by this Amendment, the Promissory Note remains in full force and effect.

7.           Counterparts.  This Amendment may be executed in several counterparts, each of which shall be deemed an original but all constituting only one agreement.  All executed facsimile copies of this Amendment shall have the same force and effect as an executed original.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been executed and delivered by the Borrower as of the date and year first above written.

BREKFORD CORP.

		By:	/s/ Rodney Hillman
Name: Rodney Hillman
Title: Chief Operating Officer

Accepted and Agreed:

By:	/s/ Scott Rutherford
Name:	Scott Rutherford

Annex A

Promissory Note